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                                 EXHIBIT 10.12
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                                                                   Exhibit 10.12


                                 AMENDMENT NO. 1
                                       TO
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 1 (this "Amendment"), made and entered into as of the 10th day of November, 1998, amends the Loan and Security Agreement ("Agreement"), dated as of April 14, 1998, by and among National Bank of Canada, a Canadian chartered bank ("Lender"), Marcum Natural Gas Services, Inc., a Delaware corporation ("Marcum"), Metretek, Incorporated, a Florida corporation, Southern Flow Companies, Inc., a Delaware corporation, and Sigma VI, Inc., a Florida corporation.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto had previously entered into the Agreement, which provides, among other things, for a $5,000,000 revolving line of credit;

         WHEREAS, pursuant to Section 20 of the Agreement, the Agreement may be amended in writing by the parties thereto; and

         WHEREAS, the parties to the Agreement desire to amend the Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the sum of $5,000 payable by Marcum to the Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, being all the parties to the Agreement and intending to be legally bound hereby, agree as follows:

         Section 1. DEFINITIONS. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given to them in the Agreement.

         Section 2. AMENDMENTS. Section 12(q)(iv) of the Agreement is hereby amended in its entirety to read as follows:

                  "Marcum, on a consolidated basis, shall maintain net profit
                  (loss) before taxes and before extraordinary gains (as such terms are defined in accordance with GAAP) determined on a combined basis of no more than a ($550,000) loss for the fiscal year ended December 31, 1998 and at least a $400,000 profit for each fiscal year thereafter."


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         Section 3. EFFECTIVENESS OF AMENDMENT. This Amendment shall be effective as of the date first above written, and all references to the Agreement, including the terms "this Agreement," "hereof," "herein" and the like contained in the Agreement, shall, as of and after such date, be deemed to be references to the Agreement as modified by the terms of this Amendment. Except as and to the extent expressly modified by the terms of this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

         Section 4. GOVERNING LAW. This Amendment shall in all respects be governed by and construed in accordance with the internal substantive laws of the State of Colorado.

         Section 5. CAPTIONS. The captions used herein are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Amendment.

         Section 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts (including counterparts executed by less than all parties hereto), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers, effective as of the date first written above.

                          NATIONAL BANK OF CANADA

                          By /s/ Raymond L. Yager
                            -------------------------------
                            Raymond L. Yager
                            Vice President

                          MARCUM NATURAL GAS SERVICES, INC.

                         By /s/ W. Phillip Marcum
                            -------------------------------
                            W. Phillip Marcum
                            President and Chief Executive Officer

                        METRETEK, INCORPORATED

                        By /s/ W. Phillip Marcum
                            -------------------------------
                           W. Phillip Marcum
                           Chairman and Chief Executive Officer

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                       SOUTHERN FLOW COMPANIES, INC.

                       By  /s/ W. Phillip Marcum
                           -------------------------------
                           W. Phillip Marcum
                           Chairman and Chief Executive Officer

                       SIGMA VI, INC., a Florida corporation

                       By   /s/ W. Phillip Marcum
                           -------------------------------
                           W. Phillip Marcum
                           Vice President